Exhibit 10.53

February 24, 2009

General Maritime Corporation

General Maritime Subsidiary Corporation
299 Park Avenue
New York, NY 10171-0002

Attention: John C. Georgiopoulos, Executive Vice President

CONFIDENTIAL

Consent re the General Maritime Amended and Restated Credit Agreement

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of October 20, 2008, entered into by and among General Maritime Corporation (the “Parent”), General Maritime Subsidiary Corporation (the “Borrower” and, together with the Parent, “you”), the lenders party thereto from time to time (each, a “Lender” and collectively, “Lenders”), Nordea Bank Finland plc, New York Branch, as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, “Collateral Agent”) for Lenders (as so amended and as the same has been further amended and/or modified through the date hereof, the “Credit Agreement”).  Terms defined in the Credit Agreement shall have the same meaning when used in this letter (this “Consent”).

You have requested that the Administrative Agent and the Lenders consent to the Amendments (as herein defined) and the Administrative Agent and the Lenders party hereto have agreed to consent thereto as set forth herein.

Notwithstanding anything to the contrary contained in the Credit Agreement, the Administrative Agent, the Borrower, the other Credit Parties and the Lenders party hereto hereby

(i) consent to the acceleration of the October 26, 2009 Scheduled Commitment Reduction required under Section 4.02(c) of the Credit Agreement to the date hereof, and (ii) agree that Genmar Daphne shall constitute a Mortgaged Vessel under the Credit Agreement and the other Credit Documents from and after the date on which each of the following conditions are satisfied: (a) GMR Daphne LLC shall have duly authorized, executed and delivered, and caused to be recorded a Vessel Mortgage substantially in the form of Exhibit I-1 or I-2 to the Credit Agreement, as applicable, with respect to Genmar Daphne, (b) GMR Daphne LLC shall satisfy with the conditions applicable to Mortgaged Vessels and Subsidiary Guarantors as set forth in Sections 5.03, 5.04, 5.06, 5.07, 5.12, 5.14 and 5.15 of the Credit Agreement as if the Genmar Daphne was a Mortgaged Vessel on the Initial Borrowing Date and (c) the Borrower shall deliver updated Schedules III, VI and VIII to the Credit Agreement revised to reflect the Amendments (clauses (i) and (ii) together, the “Amendments”).

THIS CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  EACH CREDIT PARTY HERETO HEREBY RATIFIES AND AFFIRMS THE CONSENTS TO THE JURISDICTION AND VENUE CONTAINED IN SECTION 13.08 OF THE CREDIT AGREEMENT WITH RESPECT TO ALL ACTIONS ARISING OUT OF THIS CONSENT.

EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The Credit Agreement is modified only by the express provisions of this Consent and this Consent shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.

This Consent may be executed and delivered via facsimile or other electronic transmission (i.e. “pdf”) with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.  This Consent constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

This Consent shall become effective on the date (the “Consent Effective Date”) when the Parent, the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:  May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).

2

From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*           *          *

3

Very truly yours,

NORDEA BANK FINLAND PLC, NEW YORK
BRANCH, Individually and as Administrative Agent

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	Vice President

By:	/s/ Hans Kjelsrud
	Name:	Hans Kjelsrud
	Title:	Executive Vice President

SIGNATURE PAGE TO CONSENT DATED
AS OF THE FIRST DATE WRITTEN ABOVE, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC.
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution:
Alliance & Leicester Plc

By:	/s/ Peter Turner
	Name:	Peter Turner
	Title:	Senior Manager, Corporate & Structured Finance

	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Head of Global Infrastructure

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution: BANK OF SCOTLAND PLC.

By:	/s/ Martin Strevens
	Name:	MARTIN STREVENS
	Title:	DIRECTOR

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as Lender

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Vice President

	By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution: CITI BANK, NA

By:	/s/ Robert Malleck
	Name:	ROBERT MALLECK
	Title:	Director

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution:

DANISH SHIP FINANCE A/S

(DANMARKS SKIBSKREDIT A/S)

By:	/s/ Dennis Donbo
	Name:	Denis Donbo
	Title:	Senior Vice President – Head of Credit

	By:	/s/ Britt Andersen
	Name:	Britt Andersen
	Title:	Assistant Relationship Manager

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution:

DnB NOR Bank ASA, New York Branch

By:	/s/ Nikolai Nachamkin
	Name:	Nikolai Nachamkin
	Title:	Senior Vice President

	By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution:

Dresdner Bank AG in Hamburg

By:	/s/ Jessica WaBmann
	Name:	Jessica WaBmann
	Title:	Prokurist

	By:	/s/ Angela Babendererde
	Name:	Angela Babendererde
Title:

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution: Fortis Capital Corp.

By:	/s/ Svein Engh
	Name:	Svein Engh
	Title:	Managing Director

	By:	/s/ C. Tobias Backer
	Name:	C. TOBIAS BACKER
	Title:	DIRECTOR

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution:		HSH NORDBANK
HSH Nordbank AG

By:	/s/ Kai Braunsdorf
	Name:	Kai Braunsdorf
	Title:	Vice President

	By:	/s/ Jessica Beckmann
	Name:	Jessica Beckmann
	Title:	Vice President

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution:

Bayerische Hypo- und Vereinsbank AG

By:	/s/ Jan Kathmann
	Name:	Jan Kathmann
Title:

	By:	/s/ Ulli Göhring
	Name:	Ulli Göhring
Title:

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution: LLOYDS TSB BANK PLC

By:	/s/ David Sumner
	Name:	DAVID SUMNER
	Title:	ASSOCIATE DIRECTOR, SHIP FINANCE

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution: Natixis

By:	/s/ Susan Bellanger
	Name:	Susan BELLANGER
	Title:	Head of Middle Office Shipping

	By:	/s/ Knut Mathiassen
	Name:	Knut MATHIASSEN
	Title:	Deputy Head of Shipping Finance

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution:

The Royal Bank of Scotland plc

By:	/s/ Colin Manchester
	Name:	Colin Manchester
	Title:	Head of Shipping Coverage, Americas

By:
Name:
Title:

SIGNATURE PAGE TO CONSENT DATED
AS OF FEBRUARY , 2009, AMONG
GENERAL MARITIME CORPORATION,
GENERAL MARITIME SUBSIDIARY
CORPORATION, THE LENDERS PARTY
HERETO, AND NORDEA BANK FINLAND PLC,
NEW YORK, AS ADMINISTRATIVE AGENT

Name of Institution:
SKANDINAVISKA ENSKILDA BANKEN (AB PUBL)

By:	/s/ Scott Lewallen
	Name:	SCOTT LEWALLEN
	Title:	CLIENT EXECUTIVE

	By:	/s/ Egil Aarrestad
	Name:	EGIL AARRESTAD
	Title:	CLIENT EXECUTIVE

SIGNATURE PAGE TO CONSENT DATED AS
OF THE FIRST DATE WRITTEN ABOVE,
AMONG GENERAL MARITIME
CORPORATION, GENERAL MARITIME
SUBSIDIARY CORPORATION, THE LENDERS
PARTY HERETO, AND NORDEA BANK
FINLAND PLC, NEW YORK, AS
ADMINISTRATIVE AGENT

Name of Institution:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William M Ginn
	Name:	William M Ginn
	Title:	General Manager

By:
Name:
Title:

Accepted and Agreed to this
24 day of February, 2009

GENERAL MARITIME CORPORATION,
as Parent

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Executive Vice President, Treasurer and Secretary

GENERAL MARITIME SUBSIDIARY
CORPORATION,
as Borrower

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Treasurer

GMR ADMINISTRATION CORP.,

GMR AGAMEMNON LLC,

GMR AJAX LLC,

GMR ALEXANDRA LLC,

GMR ARGUS LLC,

GMR CONSTANTINE LLC,

GMR DEFIANCE LLC,

GMR GEORGE T. LLC,

GMR GULF LLC,

GMR HARRIET G. LLC,

GMR HOPE LLC,

GMR HORN LLC,

GMR KARA G. LLC,

GMR MINOTAUR LLC,

GMR ORION LLC,

GMR PHOENIX LLC,

GMR PRINCESS LLC,

GMR PROGRESS LLC,

GMR REVENGE LLC,

GMR SPYRIDON LLC,

GMR ST. NIKOLAS LLC,

GMR STRENGTH LLC,

GMR DAPHNE LLC,

as Subsidiary Guarantors

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager/Treasurer

GENERAL MARITIME MANAGEMENT LLC,
as Subsidiary Guarantor

By:	/s/ Peter Bell
Name: Peter Bell
Title: Manager